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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                       KNOWLES ELECTRONICS HOLDINGS, INC.

                             OFFER TO EXCHANGE ITS
                  13 1/8% SENIOR SUBORDINATED NOTES DUE 2009,
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                          FOR ANY AND ALL OUTSTANDING
                   13 1/8% SENIOR SUBORDINATED NOTES DUE 2009

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Knowles Electronics Holdings, Inc. (the "Issuer") made
pursuant to the Prospectus, dated [          ], 2000 (the "Prospectus"), and the
enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Issuer prior to 5:00 P.M., New York City time, on the expiration date of the Exchange Offer. Such form may be delivered by mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the expiration date of the Exchange Offer. Capitalized terms not defined herein are defined in the Letter of Transmittal.

               DELIVERY TO: THE BANK OF NEW YORK, EXCHANGE AGENT

        BY MAIL:           BY COURIER OR HAND DELIVERY:
  The Bank of New York         The Bank of New York
   101 Barclay Street           101 Barclay Street
 Reorganization Section   Corporate Trust Services Window
           7E                      Ground Level
New York, New York 10286     New York, New York 10286

                             FOR INFORMATION CALL:

                          [                         ]

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

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Principal Amount of Old Notes Tendered:

$
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Certificate Nos. (if available):

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If Old Notes will be delivered by book-entry transfer to The Depository Trust
Company, provide account number.

Account
Number
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Name(s) of Record Holders(s):

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Address(es):

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Area Code and Telephone Number(s):

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Signature(s):

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                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby (a) guarantees to deliver to the Exchange Agent, at one its address set forth above, the certificates representing all tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
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Address:
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Area Code and
Telephone Number:
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                             (AUTHORIZED SIGNATURE)

Title:
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Name:
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Date:
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